Plant and equipment, net	12 Months Ended
Jun. 30, 2024
Plant and equipment, net
Plant and equipment, net

Note 7 – Plant and equipment, net

Plant and equipment, net consist of the following:

	June 30,	June 30,
	2024	2023
Cryptocurrency mining equipment	$—	$29,703,726
Less: accumulated depreciation	—	(5,638,718)
Total plant and equipment, net	—	24,065,008
Less: impairment loss	—	(16,691,803)
Plant and equipment, net	$—	$7,373,205

During the year ended June 30, 2023, the Company purchased additional cryptocurrency mining equipment of $21,400,833 by capitalizing prepayments amounted to $18,175,800, shipping costs of $115,033 and the issuance of ordinary shares amounted to $3,110,000, respectively.

Depreciation expense for those mining equipment amounted to $900,938, $5,361,955 and $276,763 during the years ended June 30, 2024, 2023 and 2022, and the depreciation expense was included in the cost of revenues.

During the years ended June 30, 2024 and 2023, the Company’s operating performance was adversely affected by challenging business climate, such as a decrease in the price of Bitcoin and a resulting decrease in the market price of cryptocurrency mining equipment. Furthermore, both primary and secondary market prices for cryptocurrency mining equipment used by the Company in its business operations experienced significant declines from previous levels. Based on management’s impairment assessment, there is indication that the estimated fair value of the mining equipment was less than their net carrying value as of June 30, 2023 and an impairment charge of $16,691,803 was recognized, decreasing the net carrying value of the Company’s cryptocurrency mining equipment to their estimated fair value. During the year ended June 30, 2024, an impairment charge of $6,472,266 was recognized, decreasing the net carrying value the cryptocurrency mining equipment to nil. The Company wrote off all those miners as of June 30, 2024.

The Company has utilized the income approach to estimate the fair value of its cryptocurrency mining equipment, based on various estimates developed by management. This approach involves estimating the present value of expected future cash flows generated by the asset, using various assumptions and inputs. These assumptions and inputs include power costs, Bitcoin network hash rate and market value of Bitcoin. The estimates used are considered unobservable Level 3 inputs, which are used to measure fair value when relevant observable inputs are not available. Changes in management’s assumptions or estimates could lead to different conclusions. The determination of this nonrecurring fair value measurement involves a significant degree of judgment, and the use of estimates and assumptions that are inherently uncertain. Accordingly, actual results may differ from the Company’s estimates, and the difference may be material. As part of the sensitivity analysis,, continued elevated power costs, continued increases in the Bitcoin network hash rate, and further decreases in the value of Bitcoin in the market could result in further impairment of the Company’s cryptocurrency mining equipment.

The Company signed a sales representative agreement with a third party in the business of selling Aethir Cloud rendering miners on June 7, 2024. The Company made an advance payment in the amount of $1.0 million to the third party in July 2024 and received 1,112 Aethir Cloud rendering miners in return.